UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 03, 2024

Ryerson Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34735	26-1251524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 W. Monroe St. 27th Floor
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 292-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

Following an extensive evaluation process that included proposals from several accounting firms, including Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”), the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Ryerson Holding Corporation (the “Company”) with the Board’s approval decided to dismiss the Company’s current independent registered accountant and external auditor, EY, and to engage KPMG as its new independent registered public accounting firm for the year ending December 31, 2025.

On December 3, 2024, the Audit Committee dismissed EY as the Company’s independent registered accounting firm upon the completion of the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2024 and the effectiveness of internal control over financial reporting as of December 31, 2024, and the issuance of the 2024 Form 10-K.

The audit reports of EY on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through December 3, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the matter in their reports, on the financial statements for such years; and, (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company requested that EY furnish it with a letter addressed to the SEC stating whether EY agrees with the statements made by the Company regarding EY in this Report and, if not, stating the respects in which it does not agree. A copy of EY’s letter dated December 6, 2024 is filed as Exhibit 16.1 to this Report.

(b)	Engagement of Independent Registered Public Accounting Firm

On December 3, 2024, with the Audit Committee’s approval, the Company appointed KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022, and during the subsequent interim period through December 3, 2024, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title or Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON HOLDING CORPORATION

Date:	December 6, 2024	By:	/s/ James J. Claussen
James J. Claussen Executive Vice President and Chief Financial Officer